[LOGO]


SCUDDER
[LOGO] FPO
FUND, INC.


Semiannual Report
June 30, 2001


A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Asian companies.

Scudder New Asia Fund, Inc.
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Investment Objective and Policies

o long-term capital appreciation through investment primarily in the equity securities of Asian companies

Investment Characteristics

o a closed-end investment company investing in a broad spectrum of Asian companies and industries

o a vehicle for international diversification through participation in Asian stock markets


General Information
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Executive Offices                  Scudder New Asia Fund, Inc.
                                   345 Park Avenue
                                   New York, NY 10154

                                   For fund information: 1-800-349-4281

Transfer Agent, Registrar          Scudder Investments Service Company
and Dividend Reinvestment          P.O. Box 219153
Plan Agent                         Kansas City, MO 64121-9153

                                   For account information: 1-800-294-4366

Legal Counsel                      Dechert

Custodian                          Brown Brothers Harriman & Co.

Independent Accountants            PricewaterhouseCoopers LLP

New York Stock Exchange Symbol -- SAF




                                       2
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Contents
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     4  Letter to Stockholders

     9  Other Information

    12  Investment Summary

    13  Portfolio Summary

    15  Investment Portfolio

    22  Financial Statements

    25  Financial Highlights

    26  Notes to Financial Statements

    31  Report of Independent Accountants

    32  Dividend Reinvestment and Cash Purchase Plan

    37  Directors and Officers



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This report is sent to the stockholders of Scudder New Asia Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.
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                                       3

Letter to Stockholders
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Dear Stockholders:

The Asian markets have endured a difficult six months. The most important factor influencing the region's markets during this time was the continued deterioration of the global investment environment. Fears of a slowing economy in the U.S. had a significant impact on sentiment in Asia, since a large percentage of the region's exports are sold to the United States. Additionally, slowing sales of technology products worldwide took a large bite out of the earnings of Asian technology companies. These two factors, along with weakness in the Nasdaq index in the United States, kept pressure on Asian stocks for most of the period. However, stock market returns for the full six months showed only moderate losses due to substantial rallies in January -- following the surprise interest rate cut by the U.S. Federal Reserve on the first business day of the year -- and in April, when stocks surged across the globe.

Local factors also played a part, of course, but their influence was mixed. In Japan, for example, investors were encouraged by the strategy for reform set forth by the country's new prime minister, Junichiro Koizumi, but stocks fell on concerns related to continued sluggishness in the economy. In Hong Kong, lower interest rates in the U.S. and strong trade with China provided a boost, but investor sentiment was muted due to continued weakness in the local economy. Korean stocks were supported by attractive valuations, capital inflows, and also by growing trade with China, but market participants were disappointed by a lack of progress in government reform and a slow-down in the pace of corporate restructuring.

Taiwan presented a similarly mixed picture: stocks performed well in January through March due to lower local interest rates and hopes for a pickup in corporate merger activity, making the country the top performer in the region for the first calendar quarter. However, weakness in the technology sector, the tensions associated with the downed U.S. plane off the coast of China, possible U.S. weapons sales to the island, and questions surrounding the Bush administration's China policy kept Taiwan's market from participating in April's global rally. In India, compelling valuations and strength in the

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consumer sector were offset by a bribery scandal at the top levels of the country's government.

Performance and Strategy

For the six-month period ended June 30, 2001, the fund's net asset value returned -8.74%. Its share price -- quoted on the NYSE -- provided a return of -0.74% closing at $9.16 per share, representing a discount of -17.4% to NAV on that date.

The fund has not performed well during the past year, due primarily to our decision to overweight the technology and telecommunications sectors early in 2000. Performance was hurt significantly when the Nasdaq's correction sparked a stock market decline in these sectors across all of the global markets. A key aspect of our positive view on Asian techs was our belief that they were attractively valued in relation to their global counterparts. However, tech stocks underperformed in all stock markets around the world.

In the wake of the collapse of the technology and telecommunication sectors and its subsequent effects on the fund's net asset value and share price -- as well as the ongoing challenges posed by high market volatility and slowing corporate earnings growth worldwide -- we adopted a more defensive positioning in the portfolio, raising the fund's weighting in cash and convertible bonds and bringing its country and sector weightings more closely in line with those of the fund's benchmark. As a result of these shifts, the fund's weighting in technology and telecommunications stocks has declined substantially in recent months. During May and June, we began to put a large portion of the fund's cash position to work in areas outside of the tech/telecom sector. Our goal in making this move was to position the fund for what we see as an improved investment environment in the second half of the year.

In addition, on August 12, 2001, the Board of Directors of the fund approved a change to the fund's investment policies by adding Australia and New Zealand to the list of countries in which the fund may invest a portion of its assets that are not invested in the core Asian markets in which the fund principally invests. We believe that the addition of these two countries to the

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fund's investment universe may present favorable investment opportunities for the fund and therefore is in the best interests of the fund and its shareholders.

Technology Weighting Reduced

The fund's weighting in techs and telecoms stood at 33% of equity holdings on June 30, 2001. The position we hold now includes more defensive stocks that we believe to have good earnings prospects and attractive valuations, such as Samsung Electronics (Korea) and Korea Telecom (Korea), as well as more aggressive stocks such as Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan) and Venture Manufacturing (Singapore). In this way, we hope to position the fund to benefit from potential gains in the sector while at the same time providing a cushion against further declines.

We believe that Asian techs remain well-positioned in the global tech supply chain; we want to ensure the fund's exposure to these stocks on a longer-term basis. While we recognize that Asian technology stocks will not perform well until the global environment improves, we remain alert to the opportunity to own more of these stocks again.

Positions in Financials and China-related Companies Increase

Financials now account for 29% of the portfolio's equity holdings, versus 18% on June 30, 2000. We believe that the sector, in general, offers compelling opportunities due to falling interest rates worldwide (which are generally beneficial for financials' earnings) and a positive environment for consolidation activity. Consolidation is helpful in that it benefits the stocks of the acquired companies, leads to speculation that other companies will also be acquired (thus boosting their stocks) and reduces industry capacity. Merger activity has stepped up significantly during the past three months, with Singapore's largest bank, DBS Group Holdings, acquiring Dao Heng Bank in Hong Kong, a move that we believe could have a domino effect on other small banks in Hong Kong. In Singapore, Overseas-Chinese Banking Corp. has an offer on the table for Keppel Tatlee Bank and both DBS and United Overseas Bank are bidding for Overseas Union Bank. These developments have been very positive for share prices. The fund's largest banking exposure is in

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Hong Kong, Singapore, and Korea. We are not as positive about the sector in
Thailand and Malaysia.

China, which we believe is the best growth story in the region and possibly the world, offers a growing range of opportunities. The government has done a commendable job stimulating domestic demand and is undertaking financial market reforms and industrial restructuring. Acceptance into the World Trade Organization and selection as host to the 2008 Olympic Games are other potentially positive long-term developments. We are seeking to get the fund positioned in this market, by investing carefully so as not to get hurt by the speculative activity that can arise in China-related shares.

Outlook

Although our long-term view on the region's potential remains positive due to several key factors -- economic growth, growing populations, rising living and educational standards, increased merger activity, the proliferation of restructuring, and a gradual reduction in government regulations -- it is likely that the extraordinary market volatility that has characterized the market environment in recent months will persist throughout the remainder of the year. We are encouraged by the number of high-quality, reasonably priced stocks available in the Asian markets at attractive valuations. However, until such time as investors have a clear view as to the direction of the global economy and corporate earnings worldwide, stocks in general -- and Asian stocks in particular -- will continue to be vulnerable to the region's dependence on exports to the U.S. and to the health of the global technology sector. Another potential negative is the likelihood that earnings expectations for Asian companies will continue to be ratcheted down in the months ahead.

There are two key external factors that could help Asian markets in the months ahead. First, the U.S. Federal Reserve continues to cut interest rates aggressively and tax cuts will provide additional stimulus. Both of these developments will support a rebound in the U.S. economy, which would help Asian exporters. Second, the ongoing weakness in the Japanese economy has prompted the authorities to make a number of significant changes. The Bank of Japan has cut interest rates back to zero and announced a fight against deflation, which bodes well for the economy -- providing that the

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government can make the necessary reforms. Reinforcing hopes for an eventual turnaround, the pro-reform outsider, Junichiro Koizumi, was elected president of the ruling LDP party in late April, making him the country's Prime Minister. Unlike his predecessors, Koizumi seems to be more willing to make short-term sacrifices to ensure the country's long-term prosperity. How quickly these developments spark a rebound in the economies of the U.S. and Japan remains to be seen, but overall we believe that they bode well for the smaller economies of the Pacific Rim.

Individual stock selection will be extremely important in this uncertain environment. We will therefore continue to focus our efforts on using fundamental research to find the highest quality companies which the region has to offer. We intend to select companies with steady revenues, strong management teams, and the potential to benefit from important fundamental changes (such as meaningful restructuring initiatives). We believe that this approach will help the fund weather the volatile environment that we see unfolding in the months ahead.

Sincerely,

/s/ Nicholas Bratt            /s/ Daniel Pierce

Nicholas Bratt                Daniel Pierce
President                     Chairman of the Board
and Director                  and Director







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Other Information
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Investment Manager

The investment manager of Scudder New Asia Fund, Inc. is Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Manager"), one of the most experienced investment management firms in the world. Established in 1919, the firm manages investments for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. The Manager has offices throughout the United States and has subsidiaries in the United Kingdom, Switzerland, Hong Kong, and Japan.

The Manager has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was originally incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. The Manager's clients that invest primarily in foreign securities include twenty-one open-end investment companies as well as portfolios for institutional investors.

The Manager also manages the assets of other closed-end investment companies that invest primarily in foreign securities, including: The Argentina Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., and Scudder Global High Income Fund, Inc, which are traded on the New York Stock Exchange.

On April 5, 2000, the Directors of the fund approved a Research and Advisory Agreement between the Manager and Zurich Scudder Investments Singapore Limited ("Scudder Investments Singapore"), a wholly owned subsidiary of the Manager, which has served as sub-advisor to the fund since September 1, 2000. Scudder Investments Singapore is registered with the U.S. Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940, as amended. Scudder Investments Singapore renders investment advisory and management services with regard to such portion of the fund's portfolio as allocated by the Manager.




                                       9
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A Team Approach to Investing
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Scudder New Asia Fund, Inc. is managed by a team of investment professionals who each play an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Manager's large staff of economists, research analysts, traders, and other investment specialists who work in the Manager's offices across the United States and abroad. The Manager believes the team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources.

Lead Portfolio Manager Peter Sartori assumed responsibility for the fund's day-to-day management and investment strategies in 2001. Mr. Sartori joined the Manager in 2001, and has over 11 years of experience in the investment industry.

Portfolio Manager Nicholas Bratt has been a member of the fund's team since 1987 and helps set the fund's general investment strategies. Mr. Bratt has over 27 years of experience in worldwide investing, including 25 years of experience as a portfolio manager, and has been with the Manager since 1976. Mr. Bratt is the Director of the Manager's Global Portfolio Management Group.

Dividend Reinvestment Plan and Cash Purchase Plan

The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 34. You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219153, Kansas City, MO 64121-9153, 1-800-294-4366.





                                       10
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Net Asset Value

The fund's NAV is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's NAV is also published in The New York Times and Barron's.

As a service to overseas stockholders, the fund's NAV is listed daily in The Financial Times ("FT"). For your information the NAV of the fund and other Scudder managed closed-end funds can be found in the "FT Managed Funds Service" section under the heading "Other Offshore Funds" below the Zurich Scudder Investments, Inc. banner.



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Investment Summary                                          as of June 30, 2001
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--------------------------------------------------------------------------------
 Historical Information
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                                                    Total Return (%)
                                      ------------------------------------------
                                          Market Value       Net Asset Value (a)
                                      --------------------- --------------------
                                                  Average               Average
                                      Cumulative  Annual    Cumulative   Annual
--------------------------------------------------------------------------------
Current Quarter                           2.45         --      -1.16         --
--------------------------------------------------------------------------------
One Year                                -24.50     -24.50     -33.40     -33.40
--------------------------------------------------------------------------------
Three Year                               29.78       9.08      35.65      10.70
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Five Year                               -15.00      -3.20      -6.28      -1.29
--------------------------------------------------------------------------------
Ten Year                                 34.89       3.04      44.52       3.75
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--------------------------------------------------------------------------------
 Per Share Information and Returns (a)
--------------------------------------------------------------------------------

                          Yearly periods ended June 30
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


                 1992  1993   1994  1995   1996  1997   1998  1999  2000   2001
--------------------------------------------------------------------------------
Net Asset
Value ($)        15.49  17.93 22.44  16.00 16.06  17.26 10.28 17.03  20.16 11.09
--------------------------------------------------------------------------------
Income
Dividends ($)      .08    .08   .48    .02   .02    .03   .15    --     --    --
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)  .15    .52    --   5.06   .87    .37   .29    --    .61  2.04
--------------------------------------------------------------------------------
Total Return (%)   .28  20.28 27.88  -5.41  5.70  10.85-37.67 65.66  22.96-33.40
--------------------------------------------------------------------------------

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

   Past results are not necessarily indicative of future performance of the Fund.




                                       12
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Portfolio Summary                                            as of June 30, 2001
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--------------------------------------------------------------------------------
 Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Common Stocks            93%
    Cash Equivalents          6%
    Convertible Bonds         1%
---------------------------------
                            100%
---------------------------------


--------------------------------------------------------------------------------
 Geographical (breakdown of the Fund's equity securities)
--------------------------------------------------------------------------------
A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Japan                    29%
Hong Kong                25%
Korea                    13%
Taiwan                   12%
Singapore                 9%
India                     7%
United Kingdom            3%
China                     1%
Malaysia                  1%
---------------------------------
                        100%
---------------------------------


--------------------------------------------------------------------------------
 Sectors (Sector breakdown of the Fund's equity securities)
--------------------------------------------------------------------------------
A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Financial                29%
Technology               21%
Manufacturing            15%
Communication            12%
Durables                  7%
Consumer Staples          3%
Consumer Discretionary    3%
Transportation            3%
Health                    2%
Other                     5%
---------------------------------
                        100%
---------------------------------




                                       13
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--------------------------------------------------------------------------------
 Ten Largest Equity Holdings (28% of Portfolio)
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 1. China Mobile Ltd.
    Provider of cellular telecommunication services in Hong Kong
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 2. Hutchison Whampoa Ltd.
    Provider of investment services in Hong Kong
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 3. Samsung Electronics Co., Ltd.
    Manufacturer of electronic equipment in Korea
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 4. Taiwan Semiconductor Manufacturing Co. Ltd.
    Manufacturer of integrated circuits in Taiwan
--------------------------------------------------------------------------------
 5. Toyota Motor Corp.
    Manufacturer of diversified automotive products in Japan
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 6. United Microelectronics Corp., Ltd
    Manufacturer of integrated circuits in Taiwan
--------------------------------------------------------------------------------
 7. Sun Hung Kai Properties Ltd.
    Developer of real estate in Hong Kong
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 8. HSBC Holdings plc
    Provider of banking and financial services in Hong Kong
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 9. DBS Group Holdings Ltd.
    Provider of banking and financing services in Singapore
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10. Nissan Motor Co., Ltd.
    Manufacturer of motor vehicles in Japan
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                                       14
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Investment Portfolio                                    as of June 30, 2001
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                                                     Principal (c)     Value ($)
--------------------------------------------------------------------------------
 Repurchase Agreements 6.2%
--------------------------------------------------------------------------------
Salomon Smith Barney, 4.07%, to be repurchased
  at $5,899,000 on 7/2/2001** (Cost $5,897,000)      5,897,000       5,897,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Convertible Bonds 0.6%
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Japan 0.6%
--------------------------------------------------------------------------------
Mizuho Holdings, Inc., 0.25%, 2/1/2002 (Cost
  $759,786)                                    Yen 102,000,000         596,946
--------------------------------------------------------------------------------





                                                      Shares          Value ($)
--------------------------------------------------------------------------------
 Common Stocks 93.2%

China 1.1%
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Beijing Capital International Airport Co., Ltd.
  "H" (Operator of aeronautical and
  non-aeronautical business in Beijing airport)        980,000         307,824

Beijing Datang Power Generation Co., Ltd. "H"
  (Owner and operator of coal-fired electric
  power plants)                                      2,158,000         733,176
--------------------------------------------------------------------------------
                                                                     1,041,000
--------------------------------------------------------------------------------

Hong Kong 23.2%
--------------------------------------------------------------------------------
Bank of East Asia Ltd. (Provider of banking
  services)                                            302,000         700,804

CNOOC Ltd.* (Producer of oil and gas)                  718,000         685,791

Cheung Kong Holdings Ltd. (Provider of real
  estate and financial management services)             65,000         708,342

China Mobile Ltd.* (Provider of cellular
  telecommunication services)                          830,000       4,373,518

China Resources Enterprise Ltd. (Developer and
  investor in real estate and infrastructural
  projects)                                            648,000       1,092,476

Dah Sing Financial Group (Provider of banking
  services and property investment)                     58,100         300,187

Denway Motors Ltd.* (Manufacturer, assembler and
  trader of motor vehicles)                          2,113,400         758,666

Esprit Holdings Ltd. (Designer and manufacturer
  of high quality fashion products)                    699,087         766,317

Giordano International Ltd. (Retailer and
  distributor of casual apparel and accessories)     1,261,306         663,003
--------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

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                                                      Shares          Value ($)
--------------------------------------------------------------------------------
Henderson Land Development Co., Ltd. (Developer,
  investor and manager of property)                    226,000         999,628

Hong Kong Exchanges & Clearing Ltd. (Owner and
  operator of stock exchange and futures
  exchange in Hong Kong)                               382,000         680,752

Hutchison Whampoa Ltd. (Provider of investment
  services)                                            410,000       4,139,476

Legend Holdings Ltd. (Manufacturer of computers
  and related products)                                864,000         481,852

MTR Corp. (Provider of public transport services
  in Hong Kong)                                        424,000         725,702

Sun Hung Kai Properties Ltd. (Developer of real
  estate)                                              230,000       2,071,501

Swire Pacific Ltd. "A" (Operator of real estate
  and trading businesses)                              129,500         670,752

Techtronic Industries Co., Ltd. (Manufacturer of
  power tools)                                         314,000         108,694

Television Broadcasts Ltd.* (Broadcaster and
  producer of television programs)                     230,000         967,192

The Wharf (Holdings) Ltd. (Developer and
  investor of property)                                308,000         641,675

Wing Hang Bank Ltd. (Provider of corporate and
  retail banking)                                      154,900         590,812
--------------------------------------------------------------------------------
                                                                    22,127,140
--------------------------------------------------------------------------------

India 6.1%
--------------------------------------------------------------------------------
Dr. Reddy's Laboratories Ltd. (Manufacturer and
  exporter of pharmaceuticals)                          21,000         718,862

Hero Honda Motors Ltd.* (Manufacturer of
  bicycles, mopeds and motorcycles)                        400           1,229

Hindustan Lever Ltd. (Manufacturer of diverse
  branded and packaged consumer products)              259,000       1,130,647

Housing Development Finance Corp., Ltd.
  (Provider of housing finance to individuals,
  corporations and developers)                          36,000         527,679

Infosys Technologies Ltd. (Provider of IT
  services and consulting)                               9,700         775,619

NIIT Ltd. (Designer and distributor of computer
  software)                                                 75             608

Reliance Industries Ltd. (Manufacturer of
  synthetic fibers, fiber intermediates,
  petrochemicals and textiles)                         136,900       1,075,352
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

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                                                      Shares          Value ($)
--------------------------------------------------------------------------------


Satyam Computer Services Ltd. (Provider of
  information technology services)                      95,500         346,045

State Bank of India Ltd. (Provider of banking
  services)                                            177,000         828,935

Videsh Sanchar Nigam Ltd. (ADR) (Provider of
  telecommunication services)                           33,000         442,200
--------------------------------------------------------------------------------
                                                                     5,847,176
--------------------------------------------------------------------------------
Japan 27.1%
--------------------------------------------------------------------------------
Asahi Glass Co., Ltd. (Manufacturer of glass
  products)                                             38,000         315,613

Canon, Inc. (Producer of visual image and
  information equipment)                                13,000         525,274

Dai Nippon Printing Co., Ltd. (Provider of
  printing services for commercial and
  industrial use)                                       42,000         512,478

DaiMei Telecom Engineering Corp. (Provider of
  telecommunication engineering services)               88,000         485,381

Daiwa Securities Group, Inc. (Provider of
  financial services)                                   93,000         972,983

East Japan Railway Co. (Operator of railroads)             111         640,718

Eisai Co., Ltd. (Producer of pharmaceuticals
  specializing in ethical drugs)                        34,000         761,855

Fuji Photo Film Co., Ltd. (Manufacturer of film
  and cameras)                                          13,000         560,709

Hitachi Ltd. (Manufacturer of general
  electronics)                                          48,000         471,399

Honda Motor Co., Ltd. (Manufacturer of
  automobiles and motorcycles)                          20,000         878,663

Hoya Corp. (Manufacturer of electro-optics
  products)                                              8,000         506,674

KAO Corp. (Manufacturer of household and
  chemical products)                                     8,000         198,822

KDDI Corp. (Provider of telecommunication
  services)                                                 77         359,274

Matsushita Electric Industrial Co., Ltd.
  (Manufacturer of consumer electronic products)        31,000         485,124

MegaChips Corp. (Manufacturer and marketer of
  various types of Large-Scale-Integration
  circuits and digital monitoring)                      16,000         590,051

Mitsubishi Estate Co., Ltd. (Provider of real
  estate services)                                     107,000         983,918

Mizuho Holdings, Inc. (Provider of financial
  services)                                                127         590,532

Murata Manufacturing Co., Ltd. (Manufacturer of
  computers)                                             5,700         378,827
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


                                                      Shares          Value ($)
--------------------------------------------------------------------------------
NEC Corp. (Manufacturer of telecommunication and
  computer equipment)                                   33,000         445,785

NSK Ltd. (Manufacturer of bearings and motor
  vehicle machine parts)                               114,000         492,612

NTT Docomo, Inc. (Provider of various
  telecommunication services and equipment)                 69       1,200,385

Nikko Securities Co., Ltd. (Provider of
  financial services)                                  123,000         985,104

Nintendo Corp., Ltd. (Manufacturer of game
  equipment)                                             1,600         291,177

Nippon Telegraph & Telephone Corp. (Provider of
  telecommunication services)                              107         557,582

Nissan Motor Co., Ltd. (Manufacturer of motor
  vehicles)                                            222,000       1,532,385

Nomura Securities Co., Ltd. (Provider of
  financial services)                                   50,000         958,031

Rohm Co., Ltd. (Developer of linear integrated
  circuits and semiconductors)                           4,900         761,310

Sanyo Electric Co., Ltd. (Manufacturer of
  consumer electronics)                                119,000         751,770

Sega Enterprises Co., Ltd.* (Maker of commercial
  amusement equipment)                                  57,000       1,009,901

Sharp Corp. (Manufacturer of consumer and
  industrial electronics)                               49,000         667,816

Sony Corp. (Manufacturer of consumer and
  industrial electronic equipment)                      15,100         992,664

Sumitomo Mitsui Banking Corp. (Provider of
  commercial banking services)                          56,000         462,420

Taiyo Yuden Co., Ltd. (Manufacturer and marketer
  of electronic components)                             10,000         266,164

Takeda Chemical Industries Ltd. (Manufacturer of
  pharmaceuticals)                                      11,000         511,484

The Furukawa Electric Co., Ltd. (Manufacturer of
  wires, cables and light metals)                       89,000         709,945

Tokyo Electron Ltd. (Manufacturer of
  semiconductor production equipment)                    7,900         478,174

Toshiba Corp. (Manufacturer of electric
  machinery)                                            57,000         301,142

Toyota Motor Corp. (Manufacturer of diversified
  automotive products)                                  60,200       2,118,716
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

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                                                      Shares          Value ($)
--------------------------------------------------------------------------------
Trend Micro, Inc.* (Developer and marketer of
  anti-virus computer software and internet
  security software)                                     3,000         112,559
--------------------------------------------------------------------------------
                                                                    25,825,421
--------------------------------------------------------------------------------
Korea 11.8%
--------------------------------------------------------------------------------
H&CB (Provider of commercial banking and
  financial services)                                   45,650       1,021,465

Hite Brewery Co., Ltd. (Producer of beer, liquor
  and natural mineral drinking water)                   10,700         361,192

Hyundai Motor Co., Ltd. (Manufacturer of
  automobiles)                                          40,800         887,843

Kookmin Bank (Provider of commercial banking
  services)                                             59,940         804,270

Korea Telecom Corp. (ADR) (Provider of
  telecommunication services)                           67,070       1,474,199

KT Freetel Ltd.* (Provider of mobile
  communication services)                               23,100         666,090

Samsung Electro-Mechanics Co., Ltd.
  (Manufacturer of electronic parts and consumer
  products)                                             27,000         969,550

Samsung Electronics Co., Ltd. (Manufacturer of
  electronic equipment)                                 21,850       3,225,836

Samsung SDI Co., Ltd. (Manufacturer of CRTs and
  picture tubes)                                        16,260         783,931

Samsung Securities Co., Ltd. (Provider of
  brokerage, investment and underwriting
  services)                                             10,600         301,576

Shinhan Bank (Provider of commercial banking
  services)                                             77,000         790,427
--------------------------------------------------------------------------------
                                                                    11,286,379
--------------------------------------------------------------------------------

Malaysia 0.8%
--------------------------------------------------------------------------------
British American Tobacco Malaysia Bhd.
  (Manufacturer, importer and retailer of
  tobacco products)                                     39,800         363,961

Malayan Banking Bhd. (Provider of banking and
  financial services)                                  132,400         358,874
--------------------------------------------------------------------------------
                                                                       722,835
--------------------------------------------------------------------------------

Singapore 8.4%
--------------------------------------------------------------------------------
DBS Group Holdings Ltd. (Provider of banking and
  financial services)                                  239,000       1,756,775
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


                                                      Shares          Value ($)
--------------------------------------------------------------------------------
Oversea-Chinese Banking Corp., Ltd. (Foreign
  Registered) (Provider of commercial banking
  services)                                            205,000       1,338,179

Overseas Union Bank Ltd. (Provider of banking
  and financial services)                              154,800         802,447

Overseas Union Enterprise Ltd. (Operator and
  manager of hotels)                                     9,600          43,445

Sembcorp Logistics Ltd. (Provider of
  marine-related services)                           1,019,000       1,302,397

Singapore Press Holdings, Ltd. (Printer,
  publisher, and distributor of newspapers and
  magazines)                                            54,000         592,430

Singapore Technologies Engineering Ltd.
  (Producer, upgrader and maintainer of variety
  of engineering products ranging from defense
  to medical systems)                                  526,000         744,421

Singapore Telecommunications Ltd. (Provider of
  telecommunications systems and services)             671,000         699,342

Venture Manufacturing Ltd. (Provider of
  manufacturing services to electronics
  companies)                                           118,000         783,214
--------------------------------------------------------------------------------
                                                                     8,062,650
--------------------------------------------------------------------------------
Taiwan 11.1%
--------------------------------------------------------------------------------
Acer Display Technology, Inc.* (Manufacturer and
  marketer of film transistor-liquid crystal
  displays and plasma display panels)                  865,000         819,024

Asustek Computer, Inc. (Manufacturer of computer
  motherboards)                                        203,750         861,041

Bank Sinopac (Provider of commercial banking
  services)                                          1,539,000         710,720

China Development Industrial Bank (Provider of
  industrial banking and trust services)               836,000         689,585

Compal Electronics, Inc. (Manufacturer and
  marketer of notebook computers and color
  monitors)                                             42,750          45,941

Compeq Manufacturing Co., Ltd. (Manufacturer of
  multi-layer and double-sided printed circuit
  boards)                                              478,560         945,166

Delta Electronics Industrial, Inc. (Manufacturer
  of power supply and video display equipment)          86,000         212,315

Hon Hai Precision Industry Co., Ltd.
  (Manufacturer of electronic products)                128,324         674,605

Macronix International Co., Ltd.* (Manufacturer
  of computer memory chips)                            477,100         505,784

Taiwan Semiconductor Manufacturing Co. Ltd.*
  (Manufacturer of integrated circuits)              1,634,589       3,038,446
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


                                                      Shares          Value ($)
--------------------------------------------------------------------------------
United Microelectronics Corp., Ltd.*
  (Manufacturer of integrated circuits)              1,590,000       2,110,456
--------------------------------------------------------------------------------
                                                                    10,613,083
--------------------------------------------------------------------------------
Thailand 0.4%
--------------------------------------------------------------------------------
Shin Corporation Public Co., Ltd. (Foreign
  registered)* (Investor of diversified
  telecommunication and media businesses)              101,000         383,615

TelecomAsia Corp. Public Co., Ltd., Rights* (b)
  (Operator of a telephone project)                    299,999              --
--------------------------------------------------------------------------------
                                                                         383,615
--------------------------------------------------------------------------------
United Kingdom 3.2%
--------------------------------------------------------------------------------
HSBC Holdings PLC (Provider of banking and
  financial services)                                  167,603       1,976,881

Standard Chartered PLC (Operator of an
  international banking group)                          82,768       1,065,800
--------------------------------------------------------------------------------
                                                                     3,042,681
--------------------------------------------------------------------------------
Total Common Stocks (Cost $94,358,130)                              88,951,980
--------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $101,014,916) (a)         95,445,926
--------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $101,363,699. At June 30, 2001, net unrealized depreciation for all securities based on tax cost was $5,917,773. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,301,235 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,219,008.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $0 (0.0% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 2001 aggregated $0. These securities may also have certain restrictions as to resale.

(c)  Principal in U.S.$ unless otherwise stated.



    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $101,014,916)         $    95,445,926
--------------------------------------------------------------------------------
Cash                                                                        667
--------------------------------------------------------------------------------
Foreign currency, at value (cost $3,553,823)                          3,553,622
--------------------------------------------------------------------------------
Receivable for investments sold                                       1,409,662
--------------------------------------------------------------------------------
Dividends receivable                                                    142,605
--------------------------------------------------------------------------------
Interest receivable                                                       2,361
--------------------------------------------------------------------------------
Foreign taxes recoverable                                               183,737
--------------------------------------------------------------------------------
Total assets                                                        100,738,580
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased                                     1,356,604
--------------------------------------------------------------------------------
Accrued management fee                                                   99,570
--------------------------------------------------------------------------------
Other accrued expenses and payables                                     148,264
--------------------------------------------------------------------------------
Total liabilities                                                     1,604,438
--------------------------------------------------------------------------------
Net assets, at value                                            $    99,134,142
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
--------------------------------------------------------------------------------
Undistributed net investment income                                     141,107
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                        (5,568,990)
--------------------------------------------------------------------------------
  Foreign currency related transactions                                      83
--------------------------------------------------------------------------------
Accumulated net realized gain (loss)                                (12,537,412)
--------------------------------------------------------------------------------
Paid-in capital                                                     117,099,354
--------------------------------------------------------------------------------
Net assets, at value                                            $    99,134,142
--------------------------------------------------------------------------------
Net Asset Value per share ($99,134,142 / 8,941,433 shares of common stock issued and outstanding, $.01 par value,
  50,000,000 shares authorized)                                 $         11.09
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Statement of Operations for the six months ended June 30, 2001
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $125,407)           $       872,414
--------------------------------------------------------------------------------
Interest                                                                181,663
--------------------------------------------------------------------------------
Total Income                                                          1,054,077
--------------------------------------------------------------------------------
Expenses:                                                               633,846
Management fee
--------------------------------------------------------------------------------
Services to shareholders                                                 12,141
--------------------------------------------------------------------------------
Custodian and accounting fees                                           116,171
--------------------------------------------------------------------------------
Auditing                                                                 55,216
--------------------------------------------------------------------------------
Legal                                                                     8,947
--------------------------------------------------------------------------------
Directors' fees and expenses                                             36,644
--------------------------------------------------------------------------------
Reports to shareholders                                                  35,772
--------------------------------------------------------------------------------
Other                                                                    14,233
--------------------------------------------------------------------------------
Total expenses                                                          912,970
--------------------------------------------------------------------------------
Net investment income (loss)                                            141,107
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investment Transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments (net of foreign tax benefit of $6,838)                  (12,000,503)
--------------------------------------------------------------------------------
Foreign currency related transactions                                   (51,846)
--------------------------------------------------------------------------------
                                                                    (12,052,349)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments (including deferred foreign tax benefit of $97,058)       2,486,869
--------------------------------------------------------------------------------
Foreign currency related transactions                                    (3,421)
--------------------------------------------------------------------------------
                                                                      2,483,448
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           (9,568,901)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations  $   (9,427,794)
--------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------



                                                   Six Months        Year Ended
                                                  Ended June 30,    December 31,
Increase (Decrease) in Net Assets                      2001             2000
--------------------------------------------------------------------------------
Operations:
Net investment income (loss)                    $       141,107  $   (1,647,314)
--------------------------------------------------------------------------------
Net realized gain (loss) on investment
  transactions                                      (12,052,349)     18,030,353
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
  investment transactions during the period           2,483,448     (98,060,675)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                    (9,427,794)    (81,677,636)
--------------------------------------------------------------------------------
Distributions to shareholders from net realized
  gains                                                (758,291)    (22,585,469)
--------------------------------------------------------------------------------
Fund share transactions:
Reinvestment of distributions                         1,105,206         366,582
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
  share transactions                                  1,105,206         366,582
--------------------------------------------------------------------------------
Increase (decrease) in net assets                    (9,080,879)   (103,896,523)
--------------------------------------------------------------------------------
Net assets at beginning of period                   108,215,021     212,111,544
--------------------------------------------------------------------------------
Net assets at end of period (including
  undistributed net investment income of
  $141,107 at June 30, 2001)                    $    99,134,142  $  108,215,021
--------------------------------------------------------------------------------
Other Information
--------------------------------------------------------------------------------
Shares outstanding at beginning of period             8,827,983       8,804,757
--------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
  distributions                                         113,450          23,226
--------------------------------------------------------------------------------
Net increase (decrease) in Fund shares                  113,450          23,226
--------------------------------------------------------------------------------
Shares outstanding at end of period                   8,941,433       8,827,983
--------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 Years Ended December 31,       2001^a     2000    1999    1998     1997    1996
--------------------------------------------------------------------------------
Per Share Operating Performance
--------------------------------------------------------------------------------
Net asset value, beginning of
period                        $12.26    $24.09  $11.71  $11.28   $15.26  $15.29
--------------------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income
  (loss)^b                       .02      (.19)   (.08)    .03     (.05)   (.04)
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                 (1.10)    (9.08)  12.46     .40    (3.36)    .36
--------------------------------------------------------------------------------
  Total from investment
  operations                   (1.08)    (9.27)  12.38     .43    (3.41)    .32
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income           --        --      --      --     (.18)   (.02)
--------------------------------------------------------------------------------
  Net realized gains on
  investment transactions       (.09)    (2.56)     --      --       --    (.33)
--------------------------------------------------------------------------------
  In excess of net realized
  gains on investment
  transactions                    --        --      --      --     (.39)     --
--------------------------------------------------------------------------------
  Total distributions           (.09)    (2.56)     --      --     (.57)   (.35)
--------------------------------------------------------------------------------
Net asset value, end of period$11.09    $12.26  $24.09  $11.71   $11.28  $15.26
--------------------------------------------------------------------------------
Market value, end of period   $ 9.16    $ 9.31  $19.81  $ 9.31   $ 9.69  $12.50
--------------------------------------------------------------------------------
Total Return
--------------------------------------------------------------------------------
Per share market value (%)      (.74)** (41.43) 112.75   (3.87)  (18.05) (11.56)
--------------------------------------------------------------------------------
Per share net asset value(%)^c (8.74)** (36.57) 105.72    3.81   (21.89)   2.46
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period
  ($ millions)                    99       108     212     103       99     133
--------------------------------------------------------------------------------
Ratio of expenses (%)           1.73*     1.68    1.77    1.94     1.90    1.87
--------------------------------------------------------------------------------
Ratio of net investment
  income (loss) (%)              .27*     (.95)   (.52)    .31     (.31)   (.27)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)      164*      121      92      99      117      89
--------------------------------------------------------------------------------

^a For the six months ended June 30, 2001.

^b Based on monthly average shares outstanding during the period.

^c Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

*  Annualized

** Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder New Asia Fund, Inc., (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

--------------------------------------------------------------------------------

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Net realized and unrealized gains of the Fund derived in India are subject to certain non-U.S. taxes.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences relate primarily to investments in passive foreign investment companies, investments in foreign denominated

--------------------------------------------------------------------------------

securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends and related withholding taxes, if applicable, from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended June 30, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $80,915,857 and $87,427,481, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Manager"), the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.25% of the first $75,000,000 of average weekly net assets of the Fund, 1.15% of such net assets of the next $125,000,000 and 1.10% of such net assets in excess of $200,000,000, and payable monthly. For the six months ended June 30, 2001, the fee pursuant to the Agreement amounted to

--------------------------------------------------------------------------------

$633,846, which was equivalent to an annualized effective rate of 1.20% of the Fund's average weekly net assets.

Under the Agreement, the Manager has entered into an Investment Advisory, Management and Administration Agreement with Zurich Scudder Investments Singapore Limited (the "Singapore Advisor") and agrees to pay a monthly fee, equal to an annual rate of 0.312% of the first $75,000,000 of the Fund's average weekly net assets, 0.25% of such net assets on the next $125,000,000 and 0.20% of such net assets in excess of $200,000,000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 2001, the amount charged to the Fund by SFAC aggregated $54,276 of which $8,034 is unpaid at June 30, 2001.

Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, a subsidiary of the Manager, is the shareholder service agent for the Fund. For the six months ended June 30, 2001, the amount charged to the Fund by SISC aggregated $15,000, of which $2,500 is unpaid at June 30, 2001.

The Fund pays each Director not affiliated with the Manager or Singapore Advisor an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended June 30, 2001, Directors' fees and expenses aggregated $36,644.

D. Investing in Foreign Markets

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of securities of comparable U.S. companies.

Foreign investment in the securities markets of several foreign countries is restricted or controlled in varying degrees. These restrictions may limit

--------------------------------------------------------------------------------

investment in certain foreign countries. In addition, the repatriation of both investment income and capital from some foreign countries may be subject to restrictions.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based upon net assets among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5%. The Fund may borrow up to a maximum of 5% of its net assets under the agreement.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and the Shareholders of Scudder New Asia Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder New Asia Fund, Inc. (the "Fund") at June 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                                PricewaterhouseCoopers LLP
August 17, 2001

Dividend Reinvestment and Cash
Purchase Plan
--------------------------------------------------------------------------------


The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company, the Plan Agent. Note that the fund's share price for purposes of the Plan is calculated net of due-bills, if applicable.

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by Scudder Investments Service Company, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

--------------------------------------------------------------------------------

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the fund, valued at market price, on the Valuation Date. (Note: This provision of the Plan has been amended; please see below.) In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Amendment of the Plan

Effective June 13, 2001, the Plan had been amended to provide that if on the Valuation Date the fund's shares are trading at a discount to net asset value, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for

--------------------------------------------------------------------------------

investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send their voluntary cash payments to be received by the Plan Agent approximately ten days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

--------------------------------------------------------------------------------

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, the Plan Agent will charge $0.75 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Amendment or Termination

The fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.






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Plan Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219153, Kansas City, MO 64121-9153, 1-800-294-4366.







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Directors and Officers
--------------------------------------------------------------------------------

DANIEL PIERCE*
   Chairman of the Board and Director

NICHOLAS BRATT*
   Director and President

ROBERT J. CALLANDER
   Director

KENNETH C. FROEWISS
   Director

WILLIAM H. LUERS
   Director

RONALDO A. da FROTA NOGUEIRA
   Director

SUSAN KAUFMAN PURCELL
   Director

KESOP YUN
   Director

WILLIAM H. GLEYSTEEN, JR.
   Honorary Director

JAMES W. MORLEY
   Honorary Director

WILSON NOLEN
   Honorary Director

ROBERT G. STONE, JR.
   Honorary Director

THERESA GUSMAN*
   Vice President

JUDITH A. HANNAWAY*
   Vice President

PETER SARTORI*
   Vice President

JOHN R. HEBBLE*
   Treasurer

JOHN MILLETTE*
   Vice President and Secretary

KATHRYN L. QUIRK*
   Vice President and Assistant Secretary

THOMAS LALLY*
   Assistant Treasurer

BRENDA LYONS*
   Assistant Treasurer

CAROLINE PEARSON*
   Assistant Secretary


*  Zurich Scudder Investments, Inc.





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Notes
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Notes
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